                                  EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Vista Information Solutions, Inc. on Form S-8 of our report dated April 7, 1999, appearing in the Annual Report on Form 10-KSB of Vista Information Solutions, Inc. for the year ended December 31, 1998.



                                              DELOITTE & TOUCHE LLP

San Diego, California
January 31, 2000




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